(B.C. ZIEGLER AND COMPANY LOGO)
                         Quality Investments Since 1902

                             Cash Reserve Portfolio
                              Class X Common Stock
                                (Retail Shares)

                                  ------------
                                 ANNUAL REPORT
                                TO SHAREHOLDERS

                               DECEMBER 31, 1999
                                  ------------

                         (PRINCIPAL PRESERVATION LOGO)

                             Cash Reserve Portfolio
                              Class X Common Stock
                                (Retail Shares)

                                  ------------
                                 ANNUAL REPORT
                                TO SHAREHOLDERS

                               DECEMBER 31, 1999
                                  ------------

                         (PRINCIPAL PRESERVATION LOGO)

                             Cash Reserve Portfolio
                              Class Y Common Stock
                             (Institutional Shares)

                                  ------------
                                 ANNUAL REPORT
                                TO SHAREHOLDERS

                               DECEMBER 31, 1999
                                  ------------

                         (PRINCIPAL PRESERVATION LOGO)

                             Cash Reserve Portfolio
                              Class B Common Stock
                                  (Contingent
                                Deferred Shares)

                                  ------------
                                 ANNUAL REPORT
                                TO SHAREHOLDERS

                               DECEMBER 31, 1999
                                  ------------

CASH RESERVE PORTFOLIO
CLASS X COMMON STOCK (RETAIL SHARES)

                         ANNUAL REPORT TO SHAREHOLDERS

                                                               February 24, 2000

Dear Shareholder:

  I am pleased to bring you this annual report for Principal Preservation Portfolio Cash Reserve Retail Class for the year ended December 31, 1999. Since December 31, 1998, the Cash Reserve net assets fell from $167,884,000 to $147,650,000. At the same time the total assets of the fund family broke through the $1.0 billion milestone, finishing the year with total net assets of $1,046,000,000. As a result of investors' focus on the stock market, much of the asset growth can be attributed to the net inflows and market appreciation of our equity funds.

  The domestic economy continued to grow at a healthy pace during the year. Higher income levels combined with increasing stock prices fueled consumer spending, which was the primary driver of domestic growth. The Federal Reserve Bank, concerned about potential inflation as a result of the strong economy, instituted a series of 0.25% increases in the overnight lending rate. Thus, the bond market resulted in higher yields and lower prices causing negative returns on investments. Short term interest rates, as measured by the 90 day U.S. Treasury, rose from 4.5% at December 31, 1998 to 5.31% at December 31, 1999.

  For much of the first half of the year, the yield environment for short-term securities was fairly stable. The manager increased the exposure to A1/P1 commercial paper from 74% at December 31, 1998, to approximately 82% by June 30, 1999. At the same time he reduced the investment in overnight repurchase agreements to 4%.

  As the year progressed and the concerns shifted to the Y2K issue, liquidity became the paramount issue. The maturities of commercial paper issues and other short-term investments were reduced to accommodate any liquidity needs of investors. None of these moves caused major deviations from the average money market yields. During the final quarter, the Cash Reserve Portfolio stayed within 7 to 11 basis points of the average money market yield. At December 31, 1999, the average 7 day yield of the Cash Reserve Retail Class was 5.04%, compared to Donoghue's First Tier Money Market fund average of 5.15% and the All Taxable Money Market fund average of 5.13%.

  We thank you for your continued support and trust with us at Principal Preservation.

                                          Sincerely,

                                          /s/ Robert J. Tuszynski

                                          Robert J. Tuszynski
                                          President and CEO

The accompanying report is intended for the existing shareholders of Principal Preservation. It does not constitute an offer to sell. Any investor wishing to receive more information about the portfolios should obtain a prospectus which includes a discussion of each investment objective and all sales charges and expenses of the relevant portfolio(s).

CASH RESERVE PORTFOLIO
CLASS X COMMON STOCK (RETAIL SHARES)
FINANCIAL HIGHLIGHTS

                                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                             ------------------------------------------------------------------
                                                              1999           1998           1997           1996           1995
                                                             ------         ------         ------         ------         ------
(Selected data for each retail share of the Fund
outstanding throughout the periods)
Net asset value, beginning of period                         $  1.00        $  1.00        $  1.00        $  1.00        $  1.00
                                                             -------        -------        -------        -------        -------
Income from investment operations:
     Net investment income                                      0.04           0.05           0.05           0.05           0.05
Less distributions:
     Dividends from net investment income                      (0.04)         (0.05)         (0.05)         (0.05)         (0.05)
                                                             -------        -------        -------        -------        -------
Net asset value, end of period                               $  1.00        $  1.00        $  1.00        $  1.00        $  1.00
                                                             -------        -------        -------        -------        -------
                                                             -------        -------        -------        -------        -------

Total investment return (a)<F1>                                4.35%          4.77%          4.80%          4.78%          5.32%

Ratios/Supplemental Data:
     Net assets, end of period (nearest thousand)           $136,998       $147,995       $122,710        $89,946        $86,590
     Ratio of expenses to average net assets (b)<F2>           0.90%          0.89%          0.86%          0.78%          0.79%
     Capital contributions (a)<F1>                                --             --          0.13%             --          0.06%
     Ratio of net investment income
       to average net assets (b)<F2>                           4.26%          4.65%          4.71%          4.73%          5.23%

Prior to 1996, the assets of the Cash Reserve Portfolio were invested in the Prime Money Market Portfolio ("Prime") of The Prime Portfolios. At the opening of business on January 1, 1996, the assets of Prime were liquidated and transferred to the Principal Preservation Cash Reserve Portfolio ("Fund"). At that time, Classes were established for the Cash Reserve Portfolio, Class X (Retail) and Class Y (Institutional). Assets of Prime which previously were attributed to the Fund were allocated to the Fund's Class X(Retail) shares. Information as of and results for periods ended prior to January 1, 1996 reflect the Fund's investments in Prime. Results for the year ended December 31, 1996 and later periods reflect the new dual class structure.

(a)<F1> In 1997 and 1995, the advisers to Prime and their predecessors made capital contributions to offset losses in securities. Without those capital contributions, the adjusted total returns would have been 4.67% and 5.26% for 1997 and 1995, respectively.
(b)<F2> Prior to 1996, the ratio reflects the Fund's share of Prime's expenses as well as voluntary waivers of fees and expense reimbursements by Prime's adviser. For the years ended December 31, 1999, 1998, 1997 and 1996, the Fund's adviser and administrator voluntarily waived a portion of their fees. Without these voluntary waivers and expense reimbursements, the ratios of net investment income and expenses to average net assets would have been as follows:

                                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                             ------------------------------------------------------------------
                                                              1999           1998           1997           1996           1995
                                                             ------         ------         ------         ------         ------
     Ratio of expenses to average net assets                  0.93%          0.96%          0.94%          0.99%          1.16%
     Ratio of net investment income
       to average net assets                                  4.23%          4.58%          4.63%          4.63%          4.86%

    The accompanying notes are an integral part of the financial statements.

CASH RESERVE PORTFOLIO
CLASS Y COMMON STOCK (INSTITUTIONAL SHARES)
FINANCIAL HIGHLIGHTS

                                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                                            ---------------------------------------------------
                                                                             1999           1998           1997           1996
                                                                            ------         ------         ------         ------
(Selected data for each institutional share of the Fund
  outstanding throughout the periods)
Net asset value, beginning of period                                        $  1.00        $  1.00        $  1.00        $  1.00
                                                                            -------        -------        -------        -------
Income from investment operations:
     Net investment income                                                     0.05           0.05           0.05           0.05
Less distributions:
     Dividends from net investment income                                     (0.05)         (0.05)         (0.05)         (0.05)
                                                                            -------        -------        -------        -------
Net asset value, end of period                                              $  1.00        $  1.00        $  1.00        $  1.00
                                                                            -------        -------        -------        -------
                                                                            -------        -------        -------        -------

Total investment return (b)<F4>                                               4.67%          5.15%          5.21%          5.20%

Ratios/Supplemental Data:
     Net assets, end of period (nearest thousand)                           $10,536        $19,889        $33,057        $35,120
     Ratio of expenses to average net assets (a)<F3>                          0.58%          0.48%          0.45%          0.34%
     Capital contribution (b)<F4>                                                --             --          0.17%             --
     Ratio of net investment income to average net assets (a)<F3>             4.54%          5.06%          5.10%          4.95%

(a)<F3> For the years ended December 31, 1999, 1998, 1997 and 1996 the adviser and administrator voluntarily waived a portion of their fees. Without these voluntary waivers, the ratios would have been as follows:

          Ratio of expenses to average net assets                         0.62%          0.55%          0.54%          0.54%
          Ratio of net investment income to average net assets            4.50%          4.99%          5.01%          4.75%

(b)<F4> During 1997, the adviser made capital contributions to offset losses in securities. Had the adviser not made capital contributions, the adjusted total return would have been 5.04%.

    The accompanying notes are an integral part of the financial statements.

CASH RESERVE PORTFOLIO
CLASS B COMMON STOCK (CONTINGENT DEFERRED SHARES)
FINANCIAL HIGHLIGHTS

                                                           FOR THE PERIOD FROM
                                                            DECEMBER 15, 1999
                                                             (COMMENCEMENT OF
                                                             OPERATIONS)  TO
                                                            DECEMBER 31, 1999
                                                            -----------------
(Selected data for each Class B share of the Fund
  outstanding throughout the period)
Net asset value, beginning of period                             $  1.00
                                                                 -------
Income from investment operations:
   Net investment income                                              --
Less distributions:
   Dividends from net investment income                               --
                                                                 -------
Net asset value, end of period                                   $  1.00
                                                                 -------
                                                                 -------

Total investment return                                            3.47%*<F5>

Ratios/Supplemental Data:
   Net assets, end of period (nearest thousand)                     $117
   Ratio of expenses to average net assets                         1.39%*<F5>
   Ratio of net investment income to average net assets            3.47%*<F5>

*<F5>  Annualized.

    The accompanying notes are an integral part of the financial statements.

CASH RESERVE PORTFOLIO
BALANCE SHEET
DECEMBER 31, 1999

ASSETS:
   Investments in Securities, at amortized cost and value:
          U.S. Government and Agency Obligations                 $ 42,402,648
          Investment in Repurchase Agreement                        7,364,778
          Short-term investments                                   97,618,464
   Interest receivable                                                537,713
   Other assets                                                         9,900
                                                                 ------------
   Total Assets                                                   147,933,503

LIABILITIES:
   Dividends payable (Retail Class X)                 $    539
   Dividends payable (Institutional Class Y)            40,078
   Management and Administrative Fees                   26,907
   Accrued expenses                                    215,325
                                                      --------
   Total Liabilities                                                  282,849
                                                                 ------------


NET ASSETS                                                       $147,650,654
                                                                 ------------
                                                                 ------------

NET ASSETS CONSIST OF:
   Capital stock                                                 $147,646,807
   Undistributed net investment income                                  5,699
   Accumulated net realized loss                                       (1,852)
                                                                 ------------
   Net Assets                                                    $147,650,654
                                                                 ------------
                                                                 ------------

INSTITUTIONAL CLASS Y
   Net Assets (in 000's)                                         $     10,536
   Shares Authorized                                                  200,000
   Shares Issued and Outstanding                                       10,531
   Net asset value and redemption price per share                       $1.00

RETAIL CLASS X
   Net Assets (in 000's)                                         $    136,998
   Shares Authorized                                                  200,000
   Shares Issued and Outstanding                                      137,002
   Net asset value and redemption price per share                       $1.00

RETAIL CLASS B
   Net Assets (in 000's)                                          $       117
   Shares Authorized                                                   50,000
   Shares Issued and Outstanding                                          117
   Net asset value and redemption price per share                       $1.00

    The accompanying notes are an integral part of the financial statements.

CASH RESERVE PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
   Interest                                                        $8,327,750
                                                                   ----------
   Total investment income                                          8,327,750
                                                                   ----------

EXPENSES:
   Investment advisory fees                               323,977
   Administration fees                                    243,237
   Shareholder servicing fees Class X                     361,923
   Distribution fees Class X                              224,978
   Distribution fees Class B                                   28
   Professional fees                                      119,950
   Depository fees                                         31,652
   Directors fees                                          34,209
   Registration fees                                       34,675
   Transfer agent fees Class X                              3,674
   Transfer agent fees Class Y                              2,073
   Pricing                                                  2,609
   Printing and postage fees Class X                       52,807
   Printing and postage fees Class Y                       11,972
   Miscellaneous expenses                                   6,132
                                                        ---------
   Total expenses                                       1,453,896
   Less:   Waiver by the Adviser/Administrator            (50,609)
                                                        ---------
   Net expenses                                                     1,403,287
                                                                   ----------
NET INVESTMENT INCOME                                               6,924,463

NET REALIZED LOSS FROM PORTFOLIO SALES                                 (1,852)
                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $6,922,611
                                                                   ----------
                                                                   ----------

    The accompanying notes are an integral part of the financial statements.

CASH RESERVE PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          FOR THE             FOR THE
                                                                                         YEAR ENDED          YEAR ENDED
                                                                                        DECEMBER 31,        DECEMBER 31,
                                                                                            1999                1998
                                                                                        ------------        ------------
INCREASE IN NET ASSETS:
OPERATIONS:
   Net investment income                                                                $  6,924,463        $  7,771,353
   Net realized gain (loss)                                                                   (1,852)                696
                                                                                        ------------        ------------
          Net increase (decrease) in net assets resulting from operations                  6,922,611           7,772,049
                                                                                        ------------        ------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued                                                           337,606,702         617,229,087
   Net asset value of shares issued in distributions                                       6,269,819           6,716,763
   Cost of shares redeemed                                                              (364,108,393)       (611,830,421)
                                                                                        ------------        ------------
          Net increase (decrease) in net assets from capital share transactions          (20,231,872)         12,115,429
                                                                                        ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Class X Shares                                                                         (6,216,350)         (6,464,559)
   Class Y Shares                                                                           (707,877)         (1,306,467)
   Class B Shares                                                                               (145)                 --
                                                                                        ------------        ------------
          Total distributions                                                             (6,924,372)         (7,771,026)
                                                                                        ------------        ------------
          Total increase (decrease) in net assets                                        (20,233,633)         12,116,452


NET ASSETS:
   Balance at beginning of period                                                        167,884,287         155,767,835
                                                                                        ------------        ------------
   Balance at end of period                                                             $147,650,654        $167,884,287
                                                                                        ------------        ------------
                                                                                        ------------        ------------

    The accompanying notes are an integral part of the financial statements.

CASH RESERVE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999

NOTE 1 - ORGANIZATION

Principal Preservation Portfolios, Inc. (the "Company"), registered under the Investment Company Act of 1940 as an open-end management investment company, is a series company with nine portfolios: Tax-Exempt Portfolio, Government Portfolio, S&P100 Plus Portfolio, Dividend Achievers Portfolio, PSE Tech 100 Index Portfolio, Cash Reserve Portfolio, Wisconsin Tax-Exempt Portfolio, Select Value Portfolio and Managed Growth Portfolio. This report presents information only for the Cash Reserve Portfolio (the "Fund"). Information regarding the other portfolios is presented in separate reports. The assets and liabilities of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which the shareholder owns shares.

The Fund is a separate series of the Company, a Maryland corporation organized in 1984. The Fund's investment objective is a high level of current income consistent with stability of principal and the maintenance of liquidity. The Fund commenced operations on April 5, 1993. Institutionalshares were first offered on January 1, 1996. Class B shares were first offered on December 15, 1999.

Through December 31, 1995, the Fund sought to achieve its investment objective by investing all the investable assets in the Prime Money Market Portfolio (the "Portfolio") a separate series of The Prime Portfolios, an open-end, diversified management investment company. Prime had the same investment objectives as the Fund.

Effective January 1, 1996, pursuant to an Agreement and Plan of Reorganization and Liquidation dated December 8, 1995, this master/feeder fund structure was unwound, and the Fund withdrew its investment in the Portfolio. The Fund was restructured to increase its authorized capital from 300 million to 400 million shares of the Company's common stock, which were subdivided into two separate classes of 200 million shares each: Class X Common Stock (Retail Shares) and Class Y Common Stock (Institutional Shares). All shares of the Fund outstanding immediately prior to this restructuring were redesignated (without otherwise affecting their rights and preferences) as Retail Shares. Financial highlights presented herein as of and for periods ended prior to January 1, 1996 reflect the performance of the Fund's investments through Prime.

Each class of shares has identical rights and privileges, except with respect to service organization fees and distribution fees paid by Retail Shares, voting rights on matters affecting a single Class of shares and the exchange privileges of each Class of shares.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies of the Fund:

     a) VALUATION OF INVESTMENTS - Money market instruments are valued at amortized cost, which the Directors have determined in good faith constitutes fair value. The Fund's use of amortized cost is subject to the Fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

     b) INTEREST INCOME - Interest income consists of interest accrued and discount earned (including both original issue and market discount) on the investments of the Fund, accrued ratably to the date of expected maturity. Premiums are amortized on the investments of the Fund, accrued ratably to the date of expected maturity.

     c) FEDERAL INCOME TAXES - The Fund intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is necessary. As of December 31, 1999 the Fund has a Federal income tax capital loss carryforward of $1,852 expiring in 2007. Management does not intend to make any distributions of future realized capital gains until its Federal income tax capital loss carryforward is exhausted.

        The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly at December 31, 1999 reclassifications were made to increase undistributed net investment income by $4,228, decrease capital stock by $3,532 and increase accumulated net realized loss by $696.

     d) EXPENSE ALLOCATION - The Fund bears all costs of its operations other than expenses specifically assumed by B.C. Ziegler and Company ("BCZ"). Expenses incurred by the Company with respect to any two or more funds in the series are allocated in proportion to the average net assets of each fund, except where allocations of direct expenses in each fund can otherwise be made fairly. Net investment income, including expenses, other than class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day.

     e) USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     f) OTHER - Investment transactions are accounted for on the date the security is purchased or sold. The Fund has investments in repurchase agreements, which are securities purchased from another party who agrees to repurchase the security within a specified time period at a specified price. It is the policy of the Fund to require the custodian bank to have legally segregated within the Federal Reserve/Treasury book-entry system, all securities held as collateral in support of the repurchase agreements. Procedures have been established by the Fund to monitor the market value of the collateral to ensure the existence of a proper level of collateral.

        Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of the collateral securities.

NOTE 3 - TRANSACTIONS WITH AFFILIATES

     a) INVESTMENT ADVISORY FEES - Ziegler Asset Management, Inc. ("ZAMI"), a wholly-owned subsidiary of The Ziegler Companies, Inc., is the Investment Adviser to the Fund. For its services under the Investment Advisory Agreement, the advisor receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the Portfolio's average daily net assets. For the year ended December 31, 1999, the Fund incurred total Advisory fees of $323,977.

     b) ADMINISTRATION FEES - Pursuant to an Administrative Services Agreement, BCZ, an affiliate of ZAMI, provides the Fund general office facilities and supervises the overall administration of the Fund. For these services, BCZ receives a fee computed daily and payable monthly totalling 0.15% of average daily net assets up to $200 million, and 0.10% of such assets over $200 million. For the year ended December 31, 1999, the Fund incurred administration fees of $243,237. BCZ voluntarily waived $50,609 of its administrative fees during the year ended December 31, 1999. This waiver may be discontinued at any time by BCZ.

     c) BCZ has an Accounting and Pricing Agreement with the Fund to provide accounting and pricing services. Until November 8, 1999 BCZ provided transfer agent services to the Fund pursuant to a Transfer Agent and Dividend Disbursing Agent. In addition, the Fund pays BCZ distribution fees and shareholder service fees for shareholder accounts maintained by BCZ instead of the applicable transfer agent fees. The total amount of the fees paid to BCZ for the year ended December 31, 1999 were as follows:

            TRANSFER AGENT   SHAREHOLDER SERVICE CLASS X    DISTRIBUTION - CLASS X    DISTRIBUTION - CLASS B    FUND ACCOUNTING
            --------------   ---------------------------    ----------------------    -----------------------   ---------------
                $3,892                 $361,923                    $224,978                     $28                 $59,165

NOTE 4 - CAPITAL SHARE TRANSACTIONS

     (a) The Company has authorized capital of 1,000,000,000 shares at $.001 par value per share. The Company's shares are divided into nine separate portfolios: Wisconsin Tax-Exempt Portfolio, Government Portfolio, Tax-Exempt Portfolio, S&P 100 Plus Portfolio, Dividend Achievers Portfolio, Select Value Portfolio, PSE Tech 100 Index Portfolio, Managed Growth Portfolio and Cash Reserve Portfolio, consisting of 50,000,000 shares in each of the first eight portfolios and 450,000,000 in the Cash Reserve Portfolio. Each portfolio (other than the Cash Reserve Portfolio) has designated Class A (front-end load) shares. In addition, the S&P 100 Plus, Dividend Achievers, Select Value, PSE Tech 100 Index, Managed Growth and Cash Reserve Portfolio also have designated Class B (contingent deferred sales charge) shares. The shares of the Cash Reserve Portfolio have been subdivided into 200,000,000 shares of each of the Class X (Retail Shares) and Class Y (Institutional Shares) and 50,000,000 shares of Class B. The remaining 150,000,000 authorized shares of common stock of the Company may be allocated to any of the above portfolios or to new portfolios as determined by the Board of Directors. The shares of each portfolio have equal rights and privileges with all other shares of that portfolio.

     (b) Shown below is the Capital share activity, in thousands, during the year ended December 31, 1998 and December 31, 1999 for Class X and Class Y shares. The activity for Class B shares is from December 15, 1999 (inception) through December 31, 1999.

                                          CLASS X      CLASS Y       CLASS B
                                          -------      -------       -------
           SHARES OUTSTANDING
             AT DECEMBER 31, 1997          122,710      33,057           --
             Shares sold                   431,149     186,080           --
             Shares reinvested               6,464         253           --
             Shares redeemed              (412,329)   (199,501)          --
                                           -------     -------      -------

           SHARES OUTSTANDING
             AT DECEMBER 31, 1998          147,994      19,889           --
                                           -------     -------      -------
             Shares sold                   253,274      84,215          117
             Shares reinvested               6,215          55           --
             Shares redeemed              (270,481)    (93,628)          --
                                           -------     -------      -------

           SHARES OUTSTANDING
             AT DECEMBER 31, 1999          137,002      10,531          117
                                           -------     -------      -------
                                           -------     -------      -------

CASH RESERVE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

 PRINCIPAL                                                              MATURITY            INTEREST              VALUE
  AMOUNT                                                                  DATE                RATE              (NOTE 2A)
 ---------                                                              --------            --------            ---------
CORPORATE BONDS -- 3.4%
$ 1,500,000    Household Finance Corporation                             3/13/00              4.850% (a)<F6>  $  1,499,871
  3,000,000    J.P. Morgan and Company                                    4/6/00              6.074 (b)<F7>      2,999,794
    500,000    Norwest Corp (Wells Fargo Co.)                             4/1/00              7.125                501,245
                                                                                                              ------------
               Total Corporate Bonds                                                                             5,000,910
                                                                                                              ------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 28.7%

FEDERAL HOME LOAN BANK ("FHLB")
  2,000,000    FHLB Note                                                 9/22/00              5.750              1,999,547
  1,000,000    FHLB Note                                                 7/13/00              5.480                997,472
    500,000    FHLB Note                                                  7/3/00              6.190                501,637
  2,095,000    FHLB Note                                                 6/22/00              5.575              2,093,204
  3,600,000    FHLB Note                                                 5/11/00              5.100              3,596,519
  1,000,000    FHLB Note                                                 4/14/00              5.500                999,071
  3,030,000    FHLB Note                                                  2/4/00              4.790              3,029,421
  3,000,000    FHLB Note                                                 2/24/00              4.950              2,996,109
    500,000    FHLB Note                                                 2/25/00              5.000                499,440
  1,000,000    FHLB Note                                                 3/27/00              5.605                999,567
  3,000,000    FHLB Note                                                 1/28/00              6.013 (c)<F8>      2,999,736
                                                                                                              ------------
               Total Federal Home Loan Bank                                                                     20,711,723
                                                                                                              ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION ("FHLMC")
 12,000,000    FHLMC Discount Note                                       1/14/00              4.790             11,979,258
  1,000,000    FHLMC Discount Note                                        3/2/00              5.731                990,414
  3,000,000    FHLMC Discount Note                                       1/13/00              5.420              2,994,580
    461,825    FHLMC Pool #N93596                                         5/1/00              6.500                462,846
                                                                                                              ------------
               Total Federal Home Loan Mortgage Corporation                                                     16,427,098
                                                                                                              ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA")
  2,300,000    FNMA Note                                                 1/27/00              5.430              2,300,360
  3,000,000    FNMA Discount Note                                        3/21/00              5.480              2,963,467
                                                                                                              ------------
               Total Federal National Mortgage Association                                                       5,263,827
                                                                                                              ------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS                                                                    42,402,648
                                                                                                              ------------

SHORT TERM -- 67.7%
COMMERCIAL PAPER
  3,500,000    American General Finance Corporation                      1/28/00              6.200              3,483,725
  3,500,000    American General Finance Corporation                      1/14/00              6.050              3,492,353
  1,000,000    American Express Credit Corporation                        2/8/00              5.730                993,952
  3,500,000    Associates Corporation                                    1/25/00              5.700              3,486,700
  3,500,000    Associates Corporation                                    1/13/00              5.950              3,493,058
  3,000,000    The CIT Group Holdings Corporation                        1/26/00              5.800              2,987,916
  4,000,000    The CIT Group Holdings Corporation                         1/6/00              5.920              3,996,711
  5,000,000    DuPont EI De Nemours Company                               2/9/00              5.780              4,968,692
  2,000,000    Ford Motor Credit Corporation                              2/7/00              5.550              1,988,592
  3,000,000    General Electric Capital Corporation                      1/20/00              6.000              2,990,500
  4,000,000    General Electric Capital Corporation                      1/18/00              5.850              3,988,950
  4,000,000    General Motors Acceptance Corporation                      2/3/00              5.950              3,978,183
  3,000,000    General Motors Acceptance Corporation                     1/13/00              6.300              2,993,700
  3,000,000    Household Finance Corporation                             1/24/00              5.720              2,989,037
  3,500,000    Household Finance Corporation                             1/11/00              5.720              3,494,439
  4,000,000    IBM Credit Corporation                                    5/19/00              5.630              3,913,048
  2,500,000    IBM Credit Corporation                                    1/20/00              5.700              2,492,479
  3,000,000    John Deere Capital Corporation                            1/13/00              6.000              2,994,000
  4,000,000    John Deere Capital Corporation                            1/12/00              5.680              3,993,058
  5,000,000    Marshall & Ilsley Corporation                             1/21/00              6.170              4,982,861
  5,000,000    Merrill Lynch                                             1/24/00              5.930              4,981,057
  2,000,000    Merrill Lynch                                             1/19/00              6.350              1,993,650
  4,000,000    Norwest Financial Corporation                             1/27/00              6.200              3,982,089
  3,000,000    Norwest Financial Corporation                             1/19/00              5.950              2,991,075
  7,000,000    Prudential Funding Corporation                            1/10/00              5.880              6,989,703
  4,000,000    Toyota Motor Credit Corporation                            2/2/00              6.180              3,978,027
                                                                                                              ------------
               Total Commercial Paper                                                                           92,617,555

REPURCHASE AGREEMENT
  7,364,778    First Boston Corporation                                   1/3/00              3.000              7,364,778
                                                                                                              ------------
                 (Agreement dated 12/31/99, collateralized by
                 $7,460,000 U.S. Treasury Notes, at 6.250%,
                 due 4/30/01, $7,549,792 market value)

TOTAL SHORT-TERM                                                                                                99,982,333
                                                                                                              ------------
Total Investments, at amortized cost and value                                                                $147,385,891
                                                                                                              ------------
                                                                                                              ------------

NOTES TO SCHEDULE OF INVESTMENTS
(a)<F6> The security has a floating/variable rate coupon payment tied to the Federal Funds rate.
(b)<F7> The security has a floating/variable rate coupon payment tied to the 3 month Libor rate.
(c)<F8> The security has a floating/variable rate coupon payment tied to the 3 month T-Bill rate.

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

CASH RESERVE PORTFOLIO

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of
Principal Preservation Portfolios, Inc. and the
Shareholders of the Cash Reserve Portfolio:

  We have audited the accompanying balance sheet, including the schedule of investments, of the PRINCIPAL PRESERVATION PORTFOLIOS, INC. (a Maryland corporation) Cash Reserve Portfolio as of December 31, 1999, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the year ended December 31, 1995 were audited by other auditors whose report dated February 26, 1996 expressed an unqualified opinion.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Principal Preservation Portfolios, Inc. Cash Reserve Portfolio as December 31, 1999, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

                                                ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin,
January 19, 2000.

CASH RESERVE PORTFOLIO
CLASS Y COMMON STOCK (INSTITUTIONAL SHARES)

                         ANNUAL REPORT TO SHAREHOLDERS

                                                               February 24, 2000

Dear Shareholder:

  I am pleased to bring you this annual report for Principal Preservation Portfolio Cash Reserve Institutional Class for the year ended December 31, 1999. Since December 31, 1998, the Cash Reserve net assets fell from $167,884,000 to $147,650,000. At the same time the total assets of the fund family broke through the $1.0 billion milestone, finishing the year with total net assets of $1,046,000,000. As a result of investors' focus on the stock market, much of the asset growth can be attributed to the net inflows and market appreciation of our equity funds.

  The domestic economy continued to grow at a healthy pace during the year. Higher income levels combined with increasing stock prices fueled consumer spending, which was the primary driver of domestic growth. The Federal Reserve Bank, concerned about potential inflation as a result of the strong economy, instituted a series of 0.25% increases in the overnight lending rate. Thus, the bond market resulted in higher yields and lower prices causing negative returns on investments. Short term interest rates, as measured by the 90 day U.S. Treasury, rose from 4.5% at December 31, 1998 to 5.31% at December 31, 1999.

  For much of the first half of the year, the yield environment for short-term securities was fairly stable. The manager increased the exposure to A1/P1 commercial paper from 74% at December 31, 1998, to approximately 82% by June 30, 1999. At the same time he reduced the investment in overnight repurchase agreements to 4%.

  As the year progressed and the concerns shifted to the Y2K issue, liquidity became the paramount issue. The maturities of commercial paper issues and other short-term investments were reduced to accommodate any liquidity needs of investors. None of these moves caused major deviations from the average money market yields. During the final quarter, the Cash Reserve Portfolio stayed within 7 to 11 basis points of the average money market yield. At December 31, 1999, the average 7 day yield of the Cash Reserve Institutional Class was 5.14%, compared to Donoghue's Institutional Money Market fund average of 5.26%.

  We thank you for your continued support and trust with us at Principal Preservation.
                                          Sincerely,

                                          /s/ Robert J. Tuszynski

                                          Robert J. Tuszynski
                                          President and CEO

The accompanying report is intended for the existing shareholders of Principal Preservation. It does not constitute an offer to sell. Any investor wishing to receive more information about the portfolios should obtain a prospectus which includes a discussion of each investment objective and all sales charges and expenses of the relevant portfolio(s).

CASH RESERVE PORTFOLIO
CLASS B COMMON STOCK (CONTINGENT DEFERRED SHARES)

                         ANNUAL REPORT TO SHAREHOLDERS

                                                               February 24, 2000

Dear Shareholder:

  I am pleased to bring you this annual report for Principal Preservation Portfolio Cash Reserve Contingent Deferred Class for the year ended December 31, 1999. Since December 31, 1998, the Cash Reserve net assets fell from $167,884,000 to $147,650,000. At the same time the total assets of the fund family broke through the $1.0 billion milestone, finishing the year with total net assets of $1,046,000,000. As a result of investors' focus on the stock market, much of the asset growth can be attributed to the net inflows and market appreciation of our equity funds.

  The domestic economy continued to grow at a healthy pace during the year. Higher income levels combined with increasing stock prices fueled consumer spending, which was the primary driver of domestic growth. The Federal Reserve Bank, concerned about potential inflation as a result of the strong economy, instituted a series of 0.25% increases in the overnight lending rate. Thus, the bond market resulted in higher yields and lower prices causing negative returns on investments. Short term interest rates, as measured by the 90 day U.S. Treasury, rose from 4.5% at December 31, 1998 to 5.31% at December 31, 1999.

  For much of the first half of the year, the yield environment for short-term securities was fairly stable. The manager increased the exposure to A1/P1 commercial paper from 74% at December 31, 1998, to approximately 82% by June 30, 1999. At the same time he reduced the investment in overnight repurchase agreements to 4%.

  As the year progressed and the concerns shifted to the Y2K issue, liquidity became the paramount issue. The maturities of commercial paper issues and other short-term investments were reduced to accommodate any liquidity needs of investors. None of these moves caused major deviations from the average money market yields. During the final quarter, the Cash Reserve Portfolio stayed within 7 to 11 basis points of the average money market yield.

  We thank you for your continued support and trust with us at Principal Preservation.

                                          Sincerely,

                                          /s/ Robert J. Tuszynski

                                          Robert J. Tuszynski
                                          President and CEO

The accompanying report is intended for the existing shareholders of Principal Preservation. It does not constitute an offer to sell. Any investor wishing to receive more information about the portfolios should obtain a prospectus which includes a discussion of each investment objective and all sales charges and expenses of the relevant portfolio(s).

PRINCIPAL PRESERVATION
PORTFOLIOS, INC.
   215 North Main Street
   West Bend, Wisconsin 53095

OFFICERS AND DIRECTORS
   Richard H. Aster, M.D., Director
   Augustine J. English, Director
   Ralph J. Eckert, Director
   Richard J. Glaisner, Director
   Robert J. Tuszynski, President, Director
   Frank Ciano, Chief Financial Officer and Treasurer
   James Brendemuehl, Senior Vice President of Sales
   John Lauderdale, Senior Vice President of Marketing
   Kathleen Cain, Secretary

INVESTMENT ADVISOR
   Ziegler Asset Management, Inc.
   215 North Main Street
   West Bend, Wisconsin 53095

DISTRIBUTOR, ADMINISTRATOR, TRANSFER AND DIVIDEND
DISBURSING AGENT, ACCOUNTING/PRICING AGENT
   B.C. Ziegler and Company
   215 North Main Street
   West Bend, Wisconsin 53095

CUSTODIAN
   Firstar Bank Milwaukee, N.A.
   615 East Michigan Street
   Milwaukee, Wisconsin 53202

COUNSEL
   Quarles & Brady LLP
   411 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

INDEPENDENT PUBLIC ACCOUNTANTS
   Arthur Andersen LLP
   100 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

This report was prepared for shareholders who own Retail Shares of Principal Preservation Portfolios, Inc.' s Cash Reserve Portfolio. It may not be used in connection with the offering of securities unless preceded or accompanied by a current Prospectus.

BCZ 172-2/00

PRINCIPAL PRESERVATION
PORTFOLIOS, INC.
   215 North Main Street
   West Bend, Wisconsin 53095

OFFICERS AND DIRECTORS
   Richard H. Aster, M.D., Director
   Augustine J. English, Director
   Ralph J. Eckert, Director
   Richard J. Glaisner, Director
   Robert J. Tuszynski, President, Director
   Frank Ciano, Chief Financial Officer and Treasurer
   James Brendemuehl, Senior Vice President of Sales
   John Lauderdale, Senior Vice President of Marketing
   Kathleen Cain, Secretary

INVESTMENT ADVISOR
   Ziegler Asset Management, Inc.
   215 North Main Street
   West Bend, Wisconsin 53095

DISTRIBUTOR, ADMINISTRATOR, TRANSFER AND DIVIDEND
DISBURSING AGENT, ACCOUNTING/PRICING AGENT
   B.C. Ziegler and Company
   215 North Main Street
   West Bend, Wisconsin 53095

CUSTODIAN
   Firstar Bank Milwaukee, N.A.
   615 East Michigan Street
   Milwaukee, Wisconsin 53202

COUNSEL
   Quarles & Brady LLP
   411 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

INDEPENDENT PUBLIC ACCOUNTANTS
   Arthur Andersen LLP
   100 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

This report was prepared for shareholders who own Retail Shares of Principal Preservation Portfolios, Inc.' s Cash Reserve Portfolio. It may not be used in connection with the offering of securities unless preceded or accompanied by a current Prospectus.

PP 178-2/00

PRINCIPAL PRESERVATION
PORTFOLIOS, INC.
   215 North Main Street
   West Bend, Wisconsin 53095

OFFICERS AND DIRECTORS
   Richard H. Aster, M.D., Director
   Augustine J. English, Director
   Ralph J. Eckert, Director
   Richard J. Glaisner, Director
   Robert J. Tuszynski, President, Director
   Frank Ciano, Chief Financial Officer and Treasurer
   James Brendemuehl, Senior Vice President of Sales
   John Lauderdale, Senior Vice President of Marketing
   Kathleen Cain, Secretary

INVESTMENT ADVISOR
   Ziegler Asset Management, Inc.
   215 North Main Street
   West Bend, Wisconsin 53095

DISTRIBUTOR, ADMINISTRATOR, TRANSFER AND DIVIDEND
DISBURSING AGENT, ACCOUNTING/PRICING AGENT
   B.C. Ziegler and Company
   215 North Main Street
   West Bend, Wisconsin 53095

CUSTODIAN
   Firstar Bank Milwaukee, N.A.
   615 East Michigan Street
   Milwaukee, Wisconsin 53202

COUNSEL
   Quarles & Brady LLP
   411 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

INDEPENDENT PUBLIC ACCOUNTANTS
   Arthur Andersen LLP
   100 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

This report was prepared for shareholders who own Institutional Shares of Principal Preservation Portfolios, Inc.' s Cash Reserve Portfolio. It may not be used in connection with the offering of securities unless preceded or accompanied by a current Prospectus.

PP 809-2/00

PRINCIPAL PRESERVATION
PORTFOLIOS, INC.
   215 North Main Street
   West Bend, Wisconsin 53095

OFFICERS AND DIRECTORS
   Richard H. Aster, M.D., Director
   Augustine J. English, Director
   Ralph J. Eckert, Director
   Richard J. Glaisner, Director
   Robert J. Tuszynski, President, Director
   Frank Ciano, Chief Financial Officer and Treasurer
   James Brendemuehl, Senior Vice President of Sales
   John Lauderdale, Senior Vice President of Marketing
   Kathleen Cain, Secretary

INVESTMENT ADVISOR
   Ziegler Asset Management, Inc.
   215 North Main Street
   West Bend, Wisconsin 53095

DISTRIBUTOR, ADMINISTRATOR, TRANSFER AND DIVIDEND
DISBURSING AGENT, ACCOUNTING/PRICING AGENT
   B.C. Ziegler and Company
   215 North Main Street
   West Bend, Wisconsin 53095

CUSTODIAN
   Firstar Bank Milwaukee, N.A.
   615 East Michigan Street
   Milwaukee, Wisconsin 53202

COUNSEL
   Quarles & Brady LLP
   411 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

INDEPENDENT PUBLIC ACCOUNTANTS
   Arthur Andersen LLP
   100 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

This report was prepared for shareholders who own Institutional Shares of Principal Preservation Portfolios, Inc.' s Cash Reserve Portfolio. It may not be used in connection with the offering of securities unless preceded or accompanied by a current Prospectus.

PP 962-2/00